UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010 (December 16, 2010)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.
(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

777 NW Grand Boulevard, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 935-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 16, 2010, Chesapeake Midstream Partners, L.P. (the “Partnership”) issued a press release to announce it has agreed to acquire the Springridge natural gas gathering system and related facilities in the Haynesville Shale from Chesapeake Midstream Development, L.P., a wholly owned subsidiary of Chesapeake Energy Corporation.  The press release also provided information for accessing a related conference call that will be held on Friday, December 17, 2010 at 9:00 a.m. EST to discuss the acquisition and an outlook for 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.
By: Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

Dated: December 16, 2010

EXHIBIT INDEX

99.1	Chesapeake Midstream Partners, L.P. Press Release dated December 16, 2010 – Springridge acquisition and conference call